Exhibit 10.7

STEIN MART, INC.

2001 OMNIBUS PLAN

RESTRICTED SHARE AWARD AGREEMENT FOR

NON-EMPLOYEE DIRECTOR

THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between STEIN MART, INC., a Florida corporation (“Company”), and the Non-Employee Director of the Company whose signature is set forth on the signature page hereof (the “Non-Employee Director”).

W I T N E S S E T H

WHEREAS, the Company has adopted the Stein Mart, Inc. 2001 Omnibus Plan (“Plan”), the terms of which, to the extent not stated herein, are specifically incorporated by reference in this Agreement;

WHEREAS, one of the purposes of the Plan is to permit Awards under the Plan to be granted to certain Non-Employee Directors of the Company and its Affiliates and to further specify the terms and conditions under which such individuals may receive such Awards;

WHEREAS, the Non-Employee Director is now employed or engaged by the Company or an Affiliate in a Non-Employee Director capacity and the Company desires him or her to remain in such capacity, and to secure or increase his or her ownership of Shares in order to increase his or her incentive and personal interest in the success and growth of the Company; and

WHEREAS, defined terms used herein and not otherwise defined herein shall have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

1. Restricted Share Grant. Subject to the terms and conditions set forth herein, the Company hereby grants to the Non-Employee Director the number of restricted shares (the “Restricted Shares”) of the Company’s common stock set forth on the signature page hereof, at the value per Share set forth on the signature page hereof.

2. Nontransferability of Shares. The Restricted Shares are not transferable other than by will or by the laws of descent and distribution.

3. Risk of Forfeiture; Vesting.

The Restricted Shares are subject to a substantial risk of forfeiture and the risk of forfeiture is removed and the Restricted Shares become vested (the “Vesting”) in the Non-Employee Director only if he or she remains a Director [insert vesting dates and percentages]. Notwithstanding the foregoing, if the Non-Employee Director’s service as a Non-Employee Director with the Company is terminated because of [insert exceptions to termination provision, if any] or after the date hereof, the Restricted Shares will fully vest on the occurrence of such event and the risk of forfeiture with respect thereto will thereupon be removed.

4. Certificate Retained. The certificate evidencing the Restricted Shares that are the subject of this Grant will be held by the Company in safekeeping and delivered to the Non-Employee Director upon vesting as described above. If the Restricted Shares are forfeited, then the Company retains the right to cause the certificate to be cancelled of record and the Restricted Shares shall thereupon be cancelled and no longer outstanding.

5. Rights As Stockholder. The Non-Employee Director shall have all rights as a holder of the Restricted Shares until and unless the Restricted Shares are forfeited and cancelled as provided above. [insert any restrictions on receipt of dividends]

6. Tax Withholding. (a) It shall be a condition of the Grant of the Restrictive Shares provided herein that the Non-Employee Director, and the Non-Employee Director agrees, that the Non-Employee Director shall pay to the Company if the Company believes in good faith that it may have responsibility for such tax and upon the Company’s demand, such amount as may be requested by the Company for the purpose of satisfying the Company’s liability to withhold federal, state, or local income, employment or other taxes incurred by reason of the Grant provided herein or the Vesting thereof. The amount that will be due from the Non-Employee Director, if any, will be determined at the time the risk of forfeiture is removed and Vesting occurs, or if a Section 83(b) election (defined below) is made, as of the date of this Grant.

(b) In the event that a Section 83(b) election is not made, the Non-Employee Director may elect to have the Company withhold that number of Restricted Shares otherwise deliverable to the Non-Employee Director upon the Vesting of the Restricted Shares or to deliver to the Company a number of Shares, in each case, having a Fair Market Value on the date of Vesting equal to the minimum amount required to be withheld as a result of such exercise. The election must be made in writing and must be delivered to the Company prior to the date of Vesting. If the number of shares so determined shall include a fractional share, the Non-Employee Director shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the committee and shall be subject to disapproval, in whole or in part by the Committee.

(c) The Non-Employee Director has reviewed with the Non-Employee Director’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Non-Employee Director is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Non-Employee Director understands that the Non-Employee Director (and not the Company) shall be responsible for the Non-Employee Director’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Non-Employee Director understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the fair market value of the Restricted Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the Vesting conditions set forth in Section 3 hereof. The Non-Employee Director understands that the Non-Employee Director may elect to be taxed at the time the Restricted Shares are granted under this Agreement rather than when they become Vested and no longer subject to a substantial risk of forfeiture by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of Grant.

THE NON-EMPLOYEE DIRECTOR ACKNOWLEDGES THAT IT IS THE NON-EMPLOYEE DIRECTOR’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) WITHIN 30 DAYS FROM THE DATE OF THIS GRANT, EVEN IF THE NON-EMPLOYEE DIRECTOR REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE NON-EMPLOYEE DIRECTOR’S BEHALF. THE NON-EMPLOYEE DIRECTOR FURTHER ACKNOWLEDGES AND AGRESS THIS IT IS THE NON-EMPLOYEE DIRECTOR’S SOLE RESPONSIBILITY TO NOTIFY THE COMPANY OF THE NON-EMPLOYEE DIRECTOR’S DECISION SO THE COMPANY CAN ACCOUNT FOR THE SHARES APPROPRIATELY.

7. Powers of Company Not Affected. The existence of the Restricted Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combinations, subdivision or reclassification of the Shares or any reorganization, merger, consolidation, business combination, exchange of Shares, or other change in the Company’s capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Option Stock or the rights thereof or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Non-Employee Director any right to continue as a Director of the Company or any Affiliate, or interfere with or limit in any way the right of the Company or any Affiliate to terminate the Non-Employee Director’s status as a Director in accordance with applicable corporate law at any time.

8. Interpretation by Committee. The Non-Employee Director agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Non-Employee Directors awarded Restricted Stock.

9. Miscellaneous. (a)This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein between residents thereof.

(b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

(c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

(d) Any notice, filing or delivery hereunder or with respect to Restricted Shares shall be given to the Non-Employee Director at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 1200 Riverplace Boulevard, Jacksonville, Florida 32202, Attention Corporate Secretary. All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

(e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the personal benefit of the Non-Employee Director, the Beneficiary and the personal representative(s) and heirs of the Non-Employee Director.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Non-Employee Director has hereunto affixed his hand, all on the day and year set forth below.

STEIN MART, INC.

By:

Its:

Signed Electronically

No. of Restricted Shares:

Grant Date:

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